Exhibit 10.6
AMENDMENT TO SUPPLY AGREEMENT FOR RECONSTITUTED TOBACCO
     THIS AMENDMENT (the “Amendment”) is entered into this 30th day of October, 2008, by and between R.J. REYNOLDS TOBACCO COMPANY, a North Carolina corporation, with its principal office at 401 N. Main Street, Winston-Salem, North Carolina (hereinafter “RJRT”), and LORILLARD TOBACCO COMPANY, a Delaware corporation, with its principal office at 714 Green Valley Road, Greensboro, North Carolina 27408 (hereinafter “Lorillard”).
W I T N E S S E T H :
     WHEREAS, R.J. Reynolds Global Products, Inc. (“RJRGPI”) and Lorillard entered a Supply Agreement for Reconstituted Tobacco effective August 20, 2004 (the “Agreement”) with an Initial Term of five (5) years which commenced January 1, 2005 and ends December 31, 2009;
     WHEREAS, all rights and obligations of RJRGPI under the Agreement were assigned to and assumed by RJRT on April 1, 2008;
     WHEREAS, RJRT and Lorillard desire to (1) extend the term of the Agreement for a period of five (5) years beyond expiration of the Initial Term, (2) update the Lorillard Specifications for Reconstituted Tobacco and (3) modify the prices for Converted Reconstituted Tobacco ordered under the Agreement during the 2009 Contract Year of the Initial Term and during each subsequent Contract Year;
     NOW, THEREFORE, the parties hereto agree as follows:
1.	Unless specifically stated otherwise herein, the capitalized terms in this Amendment have the meaning as those same capitalized terms have in the Agreement.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	At the end of the Initial Term, the Agreement will be extended and renewed for an Additional Term of five (5) years, beginning January 1, 2010 and ending December 31, 2014. There will be no automatic renewals or Rollover Periods beyond expiration of the Additional Term. By at least eighteen months prior to the end of the Additional Term, the parties agree to open discussions concerning renewal of the Agreement.

3.	The current Lorillard Specifications for Reconstituted Tobacco are set forth in Appendix “A” attached hereto and made a part hereof. The attached Appendix “A” replaces and is substituted for the present Appendix “A” of the Agreement effective immediately.

4.	For the 2009 Contract Year of the Initial Term and for each Contract Year of the Additional Term, pricing for the Converted Reconstituted Tobacco ordered for delivery is set forth in Appendix “B” attached hereto and made a part hereof. At the end of the 2009 Contract Year, and at the end of each Contract Year thereafter, RJRT will calculate and determine an Annual Energy Cost Adjustment, as specified in Appendix “B”, which will increase or decrease Lorillard’s total financial obligation to RJRT for Converted Reconstituted Tobacco ordered during the just ended Contract Year. Current pricing for the 2008 Contract Year is unchanged. The attached Appendix “B” replaces and is substituted for the present Appendix “B” of the Agreement for Contract years 2009 and beyond.

5.	The parties acknowledge that there is pending in the U.S. Congress legislation that, if passed, could require significant modification of current tobacco product manufacturing processes, tobacco product ingredients, and tobacco product design. The parties do not know if, when or what modifications to RJRT’s Reconstituted Tobacco manufacturing process will be required. The parties agree that if the pending or similar federal legislation becomes law, they will negotiate in good faith to determine whether, and or what modified terms, the Agreement and this Amendment can continue in force and effect.

6.	All provisions of the Agreement not inconsistent with this Amendment remain in full force and effect.
     IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto by their duly authorized representatives as of the date set forth above.

R.J. REYNOLDS TOBACCO COMPANY

By:	/s/ Tommy L. Hickman

Name:	Tommy L. Hickman
Title:	Senior Vice President
Date:	10-30-08

LORILLARD TOBACCO COMPANY

By:	/s/ Ronald S. Milstein

Name:	Ronald S. Milstein
Title:	Senior Vice President
Date:	10-29-08

APPENDIX A
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[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX B
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[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.